UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): September 24, 2004 (September 21, 2004)

GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida (State of incorporation)	0-22701 (Commission File Number)	65-0735612 (IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of principal executive offices / Zip Code)

(941) 741-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                                   ☐         Written communications pursuant to Rule 425 under the Securities Act.

                                   ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

                                   ☐         Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

                                   ☐         Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01. Entry Into a Material Definitive Agreement

(a) Amendments to Change of Control Severance Agreements.

        Gevity HR, Inc. (“Gevity”) is a party to Change in Control Severance Agreements (the “Change in Control Agreements”) with its six senior executive officers: Erik Vonk, Chairman and Chief Executive Officer; Peter C. Grabowski, Senior Vice President and Chief Financial Officer; Lisa J. Harris, Senior Vice President, Client Services and Chief Information Officer; Robert Minkhorst, Senior Vice President, Marketing and Sales; Gregory M. Nichols, Senior Vice President and General Counsel; and Sal J. Uglietta, Senior Vice President, Benefits and Risk Management (collectively, the “Named Officers”). Effective as of September 21, 2004, Gevity amended the Change in Control Agreements (i) with all Named Officers to provide for accelerated vesting of stock incentives upon a Change in Control (as defined in the Change in Control Agreement); and (ii) with respect to Messrs. Grabowski, Minkhorst, Nichols and Uglietta, to provide that if any of them becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code upon a Change in Control, Gevity will be required to pay to such individual, as applicable, an additional amount so as to put him in the same after-tax position he would have been in had the excise tax never applied.

        The foregoing description of the amendments to the Change in Control Agreements is qualified in its entirety by reference to the full text of the Change in Control Agreements, which have been restated in their entirety and filed hereto as Exhibits 10.1 through 10.6. The Change in Control Agreements, as amended and restated and filed herewith, supersede the previously existing Change in Control Agreements with the Named Officers.

(b) Amendment to Credit Agreement.

        On September 22, 2004 Gevity, its subsidiaries that are guarantors and Bank of America, N.A. (the “Bank”) entered into the First Amendment to Credit Agreement (the “First Amendment”). The First Amendment amends the Credit Agreement dated as of March 26, 2004 among Gevity, the subsidiary guarantors and the Bank (the Credit Agreement, as amended by the First Amendment, is referred to as the “Credit Agreement”) to allow Gevity to repurchase from time to time shares of its capital stock under certain conditions and to revise certain financial covenants.

        The First Amendment amends the prohibition on Restricted Payments to allow Gevity to repurchase shares of its capital stock if authorized by the Board of Directors, so long as at the time of the repurchase and after giving effect thereto no default or event of default will exist or be continuing under the Credit Agreement. In addition, the First Amendment provides that, after Gevity delivers evidence to the Bank demonstrating that the Board of Directors has authorized a repurchase of shares of its capital stock, the following terms will be applicable:

•	Gevity’s Consolidated Net Worth as of the end of any fiscal quarter may not be less than the sum (on an cumulative basis) of (i) 85% of the Consolidated Net Worth as of December 31, 2003, plus (ii) as of the end of each fiscal quarter, commencing with the fiscal quarter ended March 31, 2004, an amount equal to 40% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended, plus (iii) 100% of the proceeds of all equity issuances after March 26, 2004;

•	The definition of the term “Consolidated Fixed Charge Coverage Ratio” is amended to mean, as of the last day of each fiscal quarter of Gevity, the ratio of (a) the sum of (i) Consolidated EBITDAR for the period of the four fiscal quarters most recently ended for which Gevity has delivered financial statements to the Bank, less (ii) Consolidated Capital Expenditures for such period, less (iii) Consolidated Cash Taxes for such period to (b) the sum of (i) Consolidated Fixed Charges for the period of the four fiscal quarters most recently ended for which Gevity has delivered financial statements to the Bank, plus (ii) to the extent permitted under the Credit Agreement, the aggregate amount paid by Gevity during such period to repurchase its capital stock; and

•	Gevity may not permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter to be less than 1.20 to 1.0.

        In addition, the First Amendment amends the definition of “Funded Indebtedness” to provide that the amount of the obligations under any letter of credit that would otherwise be considered as Funded Indebtedness will be reduced by the amount of cash that secures such letter of credit, to the extent such security is permitted under the Credit Agreement.

        Capitalized terms used in the foregoing description of the First Amendment and not defined in such description have the meanings ascribed to them in the Credit Agreement. The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.7 hereto and to the Credit Agreement, a copy of which was filed as Exhibit 10.1 to Gevity’s Current Report on Form 8-K filed on April 9, 2004.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
10.1	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Erik Vonk.
10.2	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Peter C. Grabowski.
10.3	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Lisa J. Harris.
10.4	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Robert Minkhorst.
10.5	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Gregory M. Nichols
10.6	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Sal J. Uglietta.
10.7	First Amendment to Credit Agreement, dated September 22, 2004, among Gevity, each of the parties identified as "Guarantors" on the signature pages thereto, and Bank of America, N.A.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)
Dated: September 24, 2004	By: /s/ Gregory M Nichols
Gregory M. Nichols Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Erik Vonk.
10.2	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Peter C. Grabowski.
10.3	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Lisa J. Harris.
10.4	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Robert Minkhorst.
10.5	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Gregory M. Nichols
10.6	Change in Control Severance Agreement, dated September 21, 2004, between
Gevity HR, Inc. and Sal J. Uglietta.
10.7	First Amendment to Credit Agreement, dated September 22, 2004, among Gevity, each of the parties identified as "Guarantors" on the signature pages thereto, and Bank of America, N.A.